UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2008

VNUS Medical Technologies, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-50988	94-3216535
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
5799 Fontanoso Way
San Jose, California 95138
(Address of Principal Executive Offices)
(408) 360-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
     (b) On July 10, 2008, Kathleen D. LaPorte resigned from the Board of Directors and the Compensation Committee of the Board of Directors of VNUS Medical Technologies, Inc., effective as of July 10, 2008.
     A copy of the press release relating to the foregoing is attached as Exhibit 99.1 to this report and is incorporated in this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
     99.1 Press Release dated July 11, 2008 — VNUS Medical Technologies, Inc. Announces Board of Director Resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 11, 2008	VNUS MEDICAL TECHNOLOGIES, INC.

	By:	/s/ Peter Osborne
	Name:	Peter Osborne
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 11, 2008 — VNUS Medical Technologies, Inc. Announces Board of Director Resignation. .